UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2011

HECKMANN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75080 Frank Sinatra Drive, Palm Desert, CA 92211

(Address of Principal Executive Offices) (Zip Code)

(760) 341-3606

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 14, 2011, Heckmann Corporation (the “Company”) filed amendments to its Annual Report on Form 10-K for the year ended December 31, 2009 and its Quarterly Reports for the three and six months ended June 30, 2010 and three and nine months ended September 30, 2010, respectively, to restate its financial statements for those periods to correct the accounting for contingent consideration arrangements in those periods.

The Company is filing this Amendment No. 1 to the Company’s Current Report on Form 8-K filed on March 14, 2011 to disclose that the Company has concluded that its previously filed interim financial statements as of and for the three and six months ended June 30, 2010 (filed on August 9, 2010) and as of and for the three and nine months ended September 30, 2010 (filed on November 9, 2010) should not be relied upon by investors because of the correction to the accounting for certain contingent consideration arrangements in those periods which resulted in amendments that were filed on March 14, 2011.

The Form 8-K filed on March 14, 2011 initially disclosed that the Company had concluded the financial statements of China Water and Drinks, Inc. (“China Water”), as and for the six months ended June 30, 2008, as provided by China Water’s former management and included in the Company’s Form S-4 Registration Statement No. 333-151670, should not be relied upon by investors.

Item 4.02 Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 14, 2011, the Company filed amendments to its Annual Report on Form 10-K for the year ended December 31, 2009 (the “2009 10-K/A”) and its Quarterly Reports for the three and six months ended June 30, 2010 (the “June 30, 2010 10-Q/A”) and three and nine months ended September 30, 2010 (the “September 30, 2010 10-Q/A”), to restate its financial statements for those periods.

In the 2009 10-K/A, the December 31, 2009 consolidated financial statements were restated to correct the accounting for contingent consideration arrangements, or earn-outs, that the Company may be required to pay pursuant to its acquisition on July 1, 2009 of Charis Partners, LLC, Greer Exploration Corporation, and Silversword Partnerships from equity to an accrued liability. Note 3 – “Business Acquisitions” to those financial statements was revised to include a narrative discussion related to the restatement. In that discussion, the Company notes that after the reclassification of the contingent consideration from equity to a liability, there was no significant change in the fair value of the liability from the acquisition date through December 31, 2009 and, accordingly, the restatement had no impact on the statements of operations, comprehensive income (loss), or cash flows for the year ended December 31, 2009.

In the June 30, 2010 10-Q/A, the Company corrected its accounting for the contingent consideration arrangement and restated the consolidated financial statements. Specifically, in Note 11 – “Restatement” the Company quantified the effects of the restatement on the consolidated Balance Sheet as of June 30, 2010, the consolidated Statement of Operations and Comprehensive Loss for the three and six months ended June 30, 2010, and the consolidated Statement of Cash Flows for the six months ended June 30, 2010. The Company also disclosed its methodology for determining the fair value of the contingent consideration obligation and stated that changes in the fair value of the contingent consideration were adjusted through earnings thereby reducing the previously reported comprehensive loss attributable to the Company for the three and six months ended June 30, 2010 by $4,140,000 (from $(17,017,000) to $(12,877,000)) and $3,962,000 (from $(17,505,000) to $(13,543,000)), respectively. In addition, in Note 11 – “Restatement” the Company stated that the previously reported basic and diluted net loss per common share was reduced by $0.03 (from $(0.15) to $(0.12)) and $0.04 (from $(0.16) to $(0.12)) for the three and six months ended June 30, 2010, respectively.

Similarly, in the September 30, 2010 10-Q/A, the Company corrected its accounting for the contingent consideration arrangement and restated the consolidated financial statements. Specifically in Note 13 – “Restatement” the Company quantified the effects of the restatement on the consolidated Balance Sheet as of September 30, 2010, the consolidated Statement of Operations and Comprehensive Loss for the three and nine months ended September 30, 2010, and the consolidated Statement of Cash Flows for the nine months ended September 30, 2010. The Company also disclosed its methodology for determining the fair value of the contingent consideration and stated that changes in the fair value of the contingent consideration were adjusted through earnings thereby reducing the previously reported comprehensive loss attributable to the Company for the nine months ended September 30, 2010 by $3,867,000 (from $(19,228,000) to $(15,361,000)). In addition, in Note 13 – “Restatement” the Company stated that the previously reported basic and diluted net loss per common share was reduced by $0.03 (from $(0.17) to $(0.14)) for the nine months ended September 30, 2010.

The conclusions set forth above regarding the non-reliance on the previously issued interim financial statements were provided to the Company’s independent public accountants, and reviewed and approved by the Company’s Audit Committee on June 10, 2011.

In the Company’s initial Current Report on Form 8-K filed on March 14, 2011 we concluded that the financial statements of China Water and Drinks, Inc. (“China Water”), as and for the six months ended June 30, 2008, as provided by China Water’s former management and included in Heckmann Corporation’s Form S-4 Registration Statement No. 333-151670, should not be relied upon by investors.

Although this formal conclusion was made as of March 14, 2011, the Company notes that it has filed several periodic and other reports with the United States Securities and Exchange Commission (the “SEC”) that alerted investors to the lack of reliability relating to the China Water 2008 financial statements. In addition, concurrently with the filing of the Form 8-K on March 14, 2011, the Company filed the 2009 10-K/A that included, among other things, the results of an independent audit of the financial statements of China Water for and as of the ten months ended October 29, 2008, the date when the Company acquired China Water. The audited China Water financial statements included in the 2009 10-K/A reflect substantially different financial results with respect to China Water from the results provided by China Water’s former management as reported in various periodic and other reports filed with the SEC by China Water, certain of which were included in the Company’s Form S-4 dated as recently as October 1, 2008, including the following:

•

China Water’s revenues for 2008 have been materially reduced from those reported by prior China Water management, to $9.8 million for the audited period from January 1, 2008 to October 29, 2008. Former management of China Water reported revenues for the six months ended June 30, 2008 of approximately $48 million and revenues for the ten month period ended October 29, 2008 of over $85 million;

•

China Water’s total operating expenses have been materially increased from those reported by prior China Water Management, to $112.5 million for the audited period from January 1, 2008 to October 29, 2008. Former management of China Water reported total operating expense for the six months ended June 30, 2008 of approximately $32.4 million; and

•

China Water’s net loss has been materially increased from the net loss reported by prior China Water management, to $(121.0) million for the audited period from January 1, 2008 to October 29, 2008. Former management of China Water reported a net loss for the six months ended June 30, 2008 of approximately $(22.0) million.

The 2009 10-K/A provides a detailed explanation of the diligence performed by the Company’s management, advisors and consultants in connection with the acquisition of China Water, as well as the discovery by management after the completion of the transaction that a high percentage of China Water’s customers had gone out of business, did not exist, lacked the cash or access to financing to pay China Water or otherwise had failed to pay, which required a reversal of the vast majority of revenues reported for 2008 by China Water’s former management.

The conclusions set forth above regarding the financial statements relating to China Water were provided to the Company’s independent public accountants, and reviewed and approved by the Company’s Audit Committee on March 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2011

HECKMANN CORPORATION

By:	/s/ Brian R. Anderson
Name:	Brian R. Anderson
Title:	Executive Vice President and Chief Financial Officer